                                                                    EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 2000 relating to the financial statements which appear in ArQule's Annual Report on Form 10-K for the year ended December 31, 1999.


                                            /s/  PRICEWATERHOUSECOOPERS LLP



Boston, Massachusetts
August 4, 2000